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www.3dsystems.com
NASDAQ:TDSC
Presentation
January 2011

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Forward Looking Statements

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3D Content-To-Print Leader

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Marketplaces

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Profile And Presence

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Services
Materials
Systems &
Other
Balanced Revenue Composition
First Nine Months 2010-Recurring Revenue Represented 69% of Total Revenue
Revenue Buckets
Geography

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Experienced Management Team

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Technology Rich Portfolio

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Proprietary Performance Materials

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Diversified Customer Base

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Revenue Growth Drivers

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Growth Strategy

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Marketplace Opportunities
Source: 3D Systems
3D Aerospace
$400 Million
$600 Million
$1 Billion
$500 Million
$500 Million

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Multiple Revenue Sources
Print Services
Personal Printers
Production Printers
Recurring Materials & Services Revenues
3D Print Technology

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Print Services

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3Dproparts™ Breadth

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Design To Manufacturing Source

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Personal & Professional Printers

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Personal
Printers
• Desktop
• Office
• Small format
• Simple, easy to use
Professional
Printers
• Groupware
• Office, model shop
• Small and mid
 format
• Material properties
Production
Printers
• Productionware
• Manufacturing
 floor
• Small to large
 format
• Extreme
 productivity
Printer Positioning

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Democratizing Access

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MCAD ARC & Jewelry Solutions

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Personal Printers

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Production Printers

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Healthcare Solutions

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Aerospace and Defense Solutions

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Automotive and Motorsports Solutions

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Shareholder Value
Maximize Free Cash
Flow Operations
Integrate Targets,
Harvest Synergies
Target & Close
Suitable Acquisition
Candidates
10 Acquisitions in 14 Months

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Competitive Advantage

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Damon Gregoire Senior Vice President & CFO

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Nine Months 2010 Operating Results

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Across-The-Board Revenue Growth
2009
2009
2009
2009
2009
23%
104%
82%
39%
18%
$9.5
$19.2
$8.1
$14.7
$23.4
$32.5
$35.5
$41.8
$11.7
$14.5
($ in millions)

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Revenue Quality and Mix
Printers
• Materials and services
 made up 69% of total
 revenue for the first
 nine months of 2010
• Recurring revenue
 contributed 75% of
 our gross profit margin
 for the first nine
 months of 2010

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Gross Profit Margin Trend
Q3-10
45.4%
Q1-10
45.3%

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Available cash as of October 26, 2010 was $25.4 million after using $11.0 million for acquisition activities since September 30, 2010
• Net income of $5.4 million included $2.4 million of non-cash expenses
• Cash position increased from the previous quarter to $33.8 million, after funding our acquisitions of CEP, ProtoMetal and Express Pattern
• We continue to carry no debt on our balance sheet
• Inventory decreased $1.2 million from the second quarter of 2010
**Percents are rounded to the nearest whole number
Working Capital Management

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Operating Leverage

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Revenue and margin expansion, coupled with operating costs
 containment and optimization resulted in an improved
 bottom line and stronger balance sheet
Bottom Line

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Strong
balance sheet
coupled with
operating leverage
allows us to fund
our strategic initiatives
Balance Sheet Management

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Current and planned investments in all areas are evaluated as part of our overall strategic plan
R&D spending to enhance competitive advantage
Acquisitions must be accretive
Capital expenditures built around R&D and revenue generation, not back office spending
ROI-based with an eye on the future
Investment Philosophy and Execution

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This target model is not intended to constitute financial guidance related to the company’s expected performance. It is based upon management’s current expectations concerning future events and trends and is necessarily subject to uncertainties.
	Operating Model		Actual Results
			Q3 2010	YTD 2010
Revenue	$150.0	$200.0	$41.5	$108.3
Gross Profit	48%	58%	45%	45%
SG&A	25%	23%	26%	28%
R&D	8%	7%	7%	7%
Operating Income	15%	28%	12%	10%
Net Income After Tax	10%	20%	13%	9%
Depreciation & Amortization	4%	4%	5%	5%
Capital Expenditures	2%	2%	1%	1%
Recurring Revenue	70%	80%	65%	69%
Progress Towards Long Term Operating Model

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Investor Composition
*As of 12/9/10

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Well Positioned For the Long Term

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